UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 14,  2010

Summit Financial Group, Inc.
(Exact name of registrant as specified in its charter)

                                                                                                                         West Virginia                                            No. 0-16587                                             55-0672148
                                                                                                               (State or other jurisdiction of                (Commission File Number)                            (I.R.S. Employer
                                                                                                                 incorporation or oanization)                                                                                         Identification No.)

300 North Main Street
Moorefield, West Virginia 26836
(Address of Principal Executive Offices)

(304) 530-1000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

ITEM 5.02	Departure of Directors or Certain Officers, Election of Directors; Appointment of Certain Officers, Compensatory Arrangements of Certain Officers

On December 14, 2010, Summit Financial Group, Inc. (the “Company”) and its Chief Executive Officer, H. Charles Maddy, III, extended the term of Mr. Maddy’s Employment Agreement dated March 4, 2005, for an additional year until March 4, 2014.  A copy of the  Second Amendment to the Amended and Restated Employment Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

ITEM 9.01.                      Financial Statements and Exhibits

(d)	Exhibits

10.1	Second Amendment to the Amended and Restated Employment Agreement between Summit Financial Group, Inc. and H. Charles Maddy, III.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SUMMIT FINANCIAL GROUP, INC.

                                Date:   December 20, 2010                                                                           By:  /s/  Julie R. Cook_________
                                                                                                                   Julie R. Cook
                                                                                                                                                                      Vice President &
                                                                                                                                                                              Chief Accounting Officer